SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 22, 2007
                Date of Report (Date of earliest event reported)


                               BUCS Financial Corp
                               -------------------
             (Exact name of Registrant as specified in its Charter)


         Maryland                       000-32437              52-2265986
----------------------------           ----------             -------------
(State or other jurisdiction           (File No.)             (IRS Employer
 of incorporation)                                        Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland                    21117
---------------------------------------------                    -----
(Address of principal executive offices)                       (Zip Code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications  pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[_]  Pre-commencement  communications  pursuant to Rule 13e-4 under the Exchange
     Act

                               BUCS FINANCIAL CORP

                    INFORMATION TO BE INCLUDED IN THE REPORT

                  Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On January 22, 2007, the Board of Directors of the Registrant approved a cash bonus in the amount of $16,122 and a deferred payment of $35,000 under the supplemental retirement plan for Herbert J. Moltzan, President and Chief Executive Officer. This bonus was approved for 2006 performance pursuant to the terms of a 2006 performance incentive plan that was approved by the Board of Directors of the Registrant on February 23, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      BUCS FINANCIAL CORP



Date: January 26, 2007                By:  /s/Herbert J. Moltzan
                                           -------------------------------------
                                           Herbert J. Moltzan
                                           President and Chief Executive Officer